UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 – April 30, 2009

Item 1: Reports to Shareholders

Vanguard Windsor™ Fund Semiannual Report

April 30, 2009

>	Vanguard Windsor Fund returned about –2% for the six months ended April 30, 2009, markedly ahead of both its benchmark and its peer-group average returns.
>	A heavier weighting by the advisors in the information technology sector and superior stock selection in several categories helped the fund’s performance relative to that of the benchmark index.
>	Following one of the worst periods on record for U.S. stocks, Windsor rallied about 12% in April.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	11
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	25
Trustees Approve Advisory Agreements	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Windsor Fund
Investor Shares	VWNDX	–1.89%
Admiral™ Shares[1]	VWNEX	–1.76
Russell 1000 Value Index		–13.27
Average Multi-Cap Value Fund[2]		–6.83

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$9.51	$9.20	$0.122	$0.000
Admiral Shares	32.08	31.05	0.437	0.000

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Windsor Fund returned –1.89% for Investor Shares and –1.76% for Admiral Shares for the fiscal half-year ended April 30, 2009. While a negative result is not cause for celebration, Windsor was solidly ahead of the performance of its benchmark, the Russell 1000 Value Index, and the average return for multi-cap value funds.

Windsor recorded positive returns in five of ten sectors as the broad rally in U.S. stocks that began in the second week of March continued through April. The fund benefited from its heavy weighting in information technology, a sector that has trailed the overall market in recent years. Superior stock selection––particularly in health care, financials, and energy—lifted Windsor’s performance against its benchmark.

Volatile six months ends amid signs of hope

For the six months ended April 30, the broad U.S. stock market returned about –7%, while international stocks posted a positive return of about 1%. Although final results were far from impressive, they showed significant improvement from the beginning of the period and indeed from the past 18 months.

2

Through the first four months of the period, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April, with the U.S. stock market recording its biggest monthly gain since 1991.

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector—both in the United States and overseas—suggested that the road ahead could be bumpy.

Investor confidence boosted weakest bonds

It was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market provided a boost to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

Market Barometer
			Total Returns
	Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–7.39%	–35.30%	–2.32%
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86
MSCI All Country World Index ex USA (International)	1.31	–42.32	3.02

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

3

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to modest improvements in the credit market, but that conditions overall remained weak.

Windsor showed signs of strength in a tough six months

Value investing requires large doses of patience and conviction, never more so than in periods of extreme market turbulence. After years of building stakes in companies and industries that had fallen out of favor, Vanguard Windsor Fund realized some positive results from its contrarian approach during the past six months. As the half-year progressed, struggling IT, health care, and financial companies began to see some good news, lifting the prices of some Windsor holdings. In other long-suffering industries such as airlines, however, Windsor’s conviction has yet to be rewarded.

In the IT sector, Windsor’s investments gained ground as companies both adapted to current realities and prepared to take advantage of future opportunities. Communications equipment firms, for example, stabilized their balance sheets by delaying large-scale projects, reducing marketing costs, and instituting hiring freezes. These firms’ strong cash positions also worked to their advantage. At the same time, their earnings were helped by

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Value Fund
Windsor Fund	0.37%	0.25%	1.27%

1

The fund expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the fund’s annualized expense ratios were 0.32% for Investor Shares and 0.20% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

the increased sales of videoconferencing equipment as businesses cut travel expenses in response to the recession.

In the health care sector, Windsor’s assessments of company valuations were validated as mergers and takeovers were proposed at premiums to market prices. Windsor was bolstered as pharmaceutical giant Pfizer agreed to buy Wyeth, and as Merck proposed to merge with Schering-Plough. Cost cutting in research, marketing, and administrative areas also improved the bottom line for several of Windsor’s health care holdings.

Like many value funds, Windsor was heavily invested in the energy sector, particularly in oil companies. Although the fund maintained significant positions in the struggling sector during the half-year, its strong stock selection prevented larger losses as oil companies reeled from sharply lower revenues.

Windsor also maintained a sizable commitment to the still-troubled financial sector, but it managed to avoid the worst land mines during the six-month period. The portfolio was aided by a handful of stocks that bounced back sharply after collapsing in late 2008. Windsor’s investment-bank stocks also received a boost from strong revenue and improved earnings.

Windsor didn’t avoid airline stocks, which largely move in the same direction as the economy and are especially sensitive in a recession. Business travel has been weak, and consumers are flying less as they watch their wallets. The fund’s confidence in these companies’ potential has faced new tests as contraction in the economy puts severe pressure on business and leisure travel. Windsor’s above-average commitment to the industry dragged down the fund’s results for the six months.

You can find more information about Windsor’s performance and positioning in the Advisors’ Report, which follows this letter.

Active approach has a place in a long-term portfolio

In 2008, the U.S. financial markets suffered their worst calendar year since the Great Depression, and stocks continued falling through early March 2009 before reversing course. While it’s too early to say whether the rebound will stick, the events of the past few months demonstrate the importance of holding a balanced portfolio of stock, bond, and money market funds designed to fit your goals, time horizon, and tolerance for market volatility. Such a carefully constructed portfolio can offer you some protection from the worst of a downturn while putting you in a position to take advantage of any recovery.

5

In its nearly 51-year history, Windsor has experienced many peaks and valleys. For actively managed funds, the same strategies that are used in an effort to produce market-beating returns can sometimes have the opposite effect. Over time, however, we remain confident that Windsor’s value-oriented investing approach can mean success for patient investors who maintain a long-term focus through all types of economic and market environments. Vanguard Windsor Fund’s distinctive value approach can play an important role in a balanced, diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 12, 2009

6

Advisors’ Report

For the fiscal half-year ended April 30, 2009, Vanguard Windsor Fund returned about –2%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broad investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment that existed during the six-month period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 15, 2009.

Wellington Management Company, LLP

Portfolio Manager:

James N. Mordy, Senior Vice President

and Equity Portfolio Manager

Over the past six months we have seen a remarkable turn in the markets as signs of economic stabilization have emerged and investors have begun to show some renewed appetite for risk. Our goal was to prudently control portfolio risks during the downturn, while maintaining significant upside potential once sentiment improved. That this is playing out in the portfolio does not surprise us, but the time period over which it has occurred has been greatly compressed relative to our expectations. Our results over this period have been driven by good stock selection over a broad range of industry sectors. We

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	66	7,031	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			using bottom-up fundamental analysis. As part of its
			long-term strategy, the advisor seeks to take advantage
			of short- and intermediate-term market-price dislocations
			that result from the market’s shorter-term focus.
AllianceBernstein L.P.	30	3,230	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	4	397	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash position.

7

adhered to our value discipline, which led us to move away from the “safer” areas of the market as others were paying premium valuations for shelter. The noncyclical sectors, such as health care, consumer staples, and utilities, have lagged the recent rally.

We had particularly favorable stock selection in health care, where we held large positions in both Schering-Plough and Wyeth before those companies were targeted for mergers. In financials, the worst-performing market sector over the period, our emphasis on quality paid off with significant appreciation in stocks such as Goldman Sachs Group and Ameriprise Financial. In the consumer sectors, both our overweighted position in discretionary and our underweighting in staples contributed to relative results. Within energy, we were premature in narrowing our underweighting last year, but we continued to buy into weakness. As a result, the portfolio participated in the sector’s recent rally in response to a 65% increase in crude oil prices. Companies such as Newfield Exploration, Talisman Energy, Petrobras, and Weatherford International rebounded sharply. Our biggest disappointment for the period was Delta Air Lines, which we classify within industrials. Passenger traffic has been weaker than we anticipated, and costs are going to be higher than management initially projected last December. Nevertheless, we are impressed by the industry’s discipline to reduce capacity, and we anticipate that Delta will still be profitable during a most difficult 2009 environment.

During the period, we were net buyers (in order of significance) in the energy, financials, materials, telecommunication services, and technology sectors. We were net sellers in the health care, consumer staples, and industrial sectors. Our most significant purchase was Wells Fargo, which we identified as a winner among the large-capitalization banks. Recent developments suggested the U.S. government did not want to nationalize the nation’s banking system and would give the banks some much-needed time to repair their balance sheets. We believed that investors’ attention would thus shift from Wells Fargo’s rather tight capital ratios to the bank’s superior underlying earnings power, making any additional share dilution manageable. We further increased our Wells Fargo stake during the company’s recent stock offering following the release of the bank stress-test results. Our largest sector overweightings versus the Standard & Poor’s 500 Index are in consumer discretionary, financials, and materials. Our largest underweightings are in consumer staples, technology, telecommunication services, and utilities.

We see enough signs of economic stabilization to make us believe that the U.S. economy will bottom out in the second quarter. We do not anticipate a vigorous recovery, for several reasons: global deleveraging must continue, the U.S. consumer has discovered a new sense

8

of thrift, unemployment will continue to rise into 2010, Treasury yields are being pressured by increased supply, the Federal Reserve will eventually turn its attention to inflation, and we are entering a new era of higher taxes, increased regulation, and proactive government.

We remain true to our value investing discipline with a portfolio that offers forward earnings growth similar to that of the broad market, yet sells at a significant discount on valuation.

AllianceBernstein L.P.

Portfolio Managers:

Marilyn G. Fedak, CFA, Co-Chief

Investment Officer and Head—

Bernstein Global Value Equities

John P. Mahedy, CPA, Co-Chief

Investment Officer and Director of

Research—U.S. Value Equities

Massive market dislocations have created one of the best environments for active investing we’ve seen in years. Stock valuations are near long-term lows on most traditional measures. Value stocks were particularly hard hit, as panicked investors fled risk, often indiscriminately. Hence, the value opportunity as we measure it is near a record high and is pervasive, with stock-valuation spreads well above-average across economic sectors.

In our analysis, investors have overreacted to the very real threats posed by the financial crisis and recession. But recessions and credit crises eventually end, and companies address their problems. Many of the fiscal and monetary policies in place today should gradually bolster the economy and financial markets. As anxieties subside and investors become more discriminating, we expect pricing distortions to correct, driving a strong value recovery. Value stocks have strongly outperformed coming out of past bear markets, often for extended periods.

As always, we weighed this value opportunity against the near-term risks facing companies on the path to an earnings recovery; these risks have become more acute since the market collapse last autumn. We’ve increased our focus on near-term stresses that can jeopardize a company’s survival in a prolonged economic slump, placing greater emphasis on near-term cash flows and on constantly monitoring refinancing needs and other short-term risk signals. In some cases, we replaced leveraged holdings with other attractively valued names that exhibited less-pressing financing requirements.

The abundance of value opportunities available today enables us to retain the portfolio’s tilt to economically sensitive sectors while adding an array of financially healthy companies we believe can weather the downturn and capitalize on the improved competitive conditions in an upturn. These include technology leaders such as Corning, Ericsson, Nokia, and Symantec, which are trading below historical valuations despite their industry-leading market shares and net cash positions. We also added dominant U.S. corn-and-soybean processors

9

Archer Daniels Midland and Bunge. We think investors are underestimating the resilience of these companies’ end markets and, hence, their earnings power through the cycle. In energy, we trimmed outperforming integrated holdings to buy upstream companies that are more exposed to the oil-price recovery that we anticipate amid recent massive cuts in both capital spending and production by major oil companies and OPEC.

Meanwhile, we reduced exposure to companies likely to suffer most from persistent economic weakness and/or refinancing risk. Notably, we sold most of our bank holdings and largely exited our chemical and steel holdings.

These recent portfolio actions appear to be bearing fruit: Stock selection in financials, information technology, and consumer staples contributed most to the portfolio’s outperformance over the six months. However, our recent shift in energy has yet to pay off—stock selection in that sector was the chief detractor for the six months.

The portfolio has attractively discounted value characteristics compared with the broad market and the fund’s value benchmark, and offers a significantly higher relative dividend yield. We expect these attributes to drive strong positive absolute and relative returns going forward.

10

Windsor Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	153	642	4,460
Median Market Cap	$23.0B	$29.1B	$23.4B
Price/Earnings Ratio	21.0x	17.2X	16.9x
Price/Book Ratio	1.5x	1.4x	1.9x
Yield[3]		3%	2.4%
Investor Shares	1.7%
Admiral Shares	1.8%
Return on Equity	17.3%	17.7%	20.0%
Earnings Growth Rate	14.7%	8.1%	14.8%
Foreign Holdings	10.9%	0.0%	0.0%
Turnover Rate[4]	54%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.37%
Admiral Shares	0.25%
Short-Term Reserves	0.6%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16.0%	9.7%	10.2%
Consumer Staples	8.6	9.4	10.5
Energy	15.4	16.5	11.9
Financials	16.4	22.3	14.1
Health Care	14.2	13.0	13.2
Industrials	6.7	8.4	10.7
Information Technology	13.0	3.5	18.3
Materials	4.8	3.7	3.7
Telecommunication Services	3.1	6.8	3.4
Utilities	1.8	6.7	4.0

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.96
Beta	1.02	1.07

Ten Largest Holdings[7] (% of total net assets)

Comcast Corp.	cable and satellite	3.0%
Ace Ltd.	property and casualty insurance	2.9
Schering-Plough Corp.	pharmaceuticals	2.4
The Goldman Sachs Group, Inc.	investment banking and brokerage	2.3
JPMorgan Chase & Co.	Diversified financial services	2.2
Cisco Systems, Inc.	Communications equipment	2.0
AT&T Inc.	Integrated telecommunication services	1.9
Pfizer Inc.	pharmaceuticals	1.9
Arrow Electronics, Inc.	Technology distributors	1.8
ExxonMobil Corp.	integrated oil and gas	1.8
Top Ten		22.2%

Investment Focus

1	Russell 1000 Value Index.
2	Dow Jones U.S. Total Stock Market Index
3	30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4	Annualized.
5

The fund expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the fund’s annualized expense ratios were 0.32% for Investor Shares and 0.20% for Admiral Shares.

6	For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7	The holdings listed exclude any temporary cash investments and equity index futures.

11

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1998–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	10/23/1958	–38.98%	–6.47%	0.35%
Admiral Shares	11/12/2001	–38.87	–6.36	–2.12[3]

1 Six months ended April 30, 2009.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

12

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)[1]
Consumer Discretionary (15.4%)
	Home Depot, Inc.	7,047,800	185,498
*,2	Buck Holdings, LP, Private
	Placement Shares	89,488,365	176,918
	Comcast Corp. Class A	11,301,200	174,717
	Comcast Corp.
	Special Class A	9,844,500	144,517
*	Toll Brothers, Inc.	5,858,200	118,687
3	MDC Holdings, Inc.	3,351,726	114,562
	TJX Cos., Inc.	3,783,700	105,830
	Virgin Media Inc.	13,220,100	102,059
	VF Corp.	1,704,400	101,020
	Staples, Inc.	3,738,200	77,082
*	Time Warner Inc.	2,361,900	51,560
	News Corp., Class A	5,840,900	48,246
*	Time Warner Cable Inc.	1,023,800	32,997
	J.C. Penney Co., Inc.
	(Holding Co.)	1,047,100	32,135
	Lowe’s Cos., Inc.	1,450,000	31,175
	CBS Corp.	3,215,000	22,634
	The Gap, Inc.	1,410,487	21,919
	Limited Brands, Inc.	1,915,472	21,875
	Macy’s Inc.	1,474,100	20,166
*	Viacom Inc. Class B	910,000	17,508
	Autoliv, Inc.	600,000	14,802
*	AutoNation, Inc.	757,300	13,412
	Magna International, Inc.
	Class A	230,800	7,838
	Foot Locker, Inc.	563,367	6,698
			1,643,855
Consumer Staples (8.1%)
	The Kroger Co.	5,512,600	119,182
	Japan Tobacco, Inc.	43,410	109,063
	Unilever NV	3,306,818	65,433
	Wal-Mart Stores, Inc.	1,149,700	57,945
	The Procter & Gamble Co.	1,040,127	51,424
	Safeway, Inc.	2,578,900	50,933
*	Marine Harvest	103,008,000	46,415
*	Dean Foods Co.	2,078,684	43,029
	Archer-Daniels-Midland Co.	1,735,517	42,728
	Bunge Ltd.	863,500	41,457

	Altria Group, Inc.	2,049,800	33,473
*	Perdigao SA ADR	1,044,300	30,692
	Kraft Foods Inc.	1,283,700	30,039
	Perdigao SA	1,977,700	29,138
	Tyson Foods, Inc.	2,344,700	24,713
	Sara Lee Corp.	2,950,000	24,544
	Coca-Cola Enterprises, Inc.	1,428,000	24,362
	Philip Morris
	International Inc.	440,000	15,928
	Kimberly-Clark Corp.	206,800	10,162
	ConAgra Foods, Inc.	450,000	7,965
	Reynolds American Inc.	144,300	5,481
			864,106
Energy (14.7%)
	ExxonMobil Corp.	2,810,900	187,403
	Apache Corp.	2,104,700	153,348
*	Newfield Exploration Co.	4,619,500	144,036
	Chevron Corp.	1,963,800	129,807
	Noble Energy, Inc.	2,239,600	127,097
	BP PLC ADR	2,568,200	109,046
	Baker Hughes Inc.	2,736,800	97,375
	EnCana Corp.
	(New York Shares)	2,022,738	92,500
	Canadian Natural
	Resources Ltd.
	(New York Shares)	1,881,300	86,747
*	Southwestern Energy Co.	1,666,800	59,771
	ConocoPhillips Co.	1,367,500	56,067
*	Transocean Ltd.	812,901	54,855
*	Weatherford
	International Ltd.	3,209,600	53,376
	Total SA ADR	1,043,100	51,863
	Devon Energy Corp.	886,132	45,946
	Petroleo Brasileiro SA
	Series A ADR	1,468,500	39,620
	Royal Dutch Shell
	PLC ADR Class A	697,800	31,876
	Occidental Petroleum Corp.	300,000	16,887
	EOG Resources, Inc.	250,000	15,870
	Petroleo Brasileiro SA ADR	457,600	15,362
			1,568,852

13

Windsor Fund

			Market
			Value•
		Shares	($000)
Exchange-Traded Funds (1.0%)
4	Vanguard Value ETF	1,689,100	63,493
4	Vanguard Total Stock
	Market ETF	892,000	39,141
			102,634
Financials (15.9%)
	Ace Ltd.	6,558,100	303,771
	The Goldman
	Sachs Group, Inc.	1,893,700	243,340
	JPMorgan Chase & Co.	7,043,150	232,424
	Wells Fargo & Co.	7,697,400	154,025
	PartnerRe Ltd.	1,746,300	119,080
*	TD Ameritrade
	Holding Corp.	6,312,600	100,433
	Ameriprise Financial, Inc.	3,779,700	99,595
	Invesco, Ltd.	4,469,554	65,792
	MetLife, Inc.	1,742,000	51,824
	The Allstate Corp.	2,075,000	48,410
	The Travelers Cos., Inc.	1,121,500	46,139
^	Deutsche Bank AG	845,000	44,303
	Morgan Stanley	1,819,300	43,008
	Annaly Capital
	Management Inc. REIT	2,898,500	40,782
	Lincoln National Corp.	1,400,600	15,743
	XL Capital Ltd. Class A	1,430,000	13,599
	Unum Group	770,915	12,597
	Bank of America Corp.	1,350,000	12,056
	SunTrust Banks, Inc.	830,000	11,985
	Capital One Financial Corp.	666,400	11,156
	The Hartford Financial
	Services Group Inc.	936,400	10,741
	Fidelity National
	Financial, Inc. Class A	548,166	9,938
	Genworth Financial Inc.	1,910,000	4,508
			1,695,249
Health Care (13.6%)
	Schering-Plough Corp.	11,267,009	259,367
	Pfizer Inc.	14,834,800	198,193
*	Amgen Inc.	2,871,100	139,162
	Cardinal Health, Inc.	3,303,000	111,608
	UnitedHealth Group Inc.	4,593,000	108,027
	Johnson & Johnson	1,715,000	89,798
	Wyeth	2,091,600	88,684
	Covidien Ltd.	2,648,675	87,353
	Medtronic, Inc.	2,257,100	72,227
	CIGNA Corp.	3,512,100	69,224
	Merck & Co., Inc.	2,834,600	68,711
	Eli Lilly & Co.	1,508,500	49,660
*	Laboratory Corp. of
	America Holdings	503,200	32,280
^	Sanofi-Aventis ADR	906,000	26,020
	Aetna Inc.	922,900	20,313
	GlaxoSmithKline PLC ADR	468,800	14,420
	Bristol-Myers Squibb Co.	750,000	14,400
			1,449,447

Industrials (6.3%)
*	Delta Air Lines Inc.	21,957,100	135,475
General Electric Co.		8,368,000	105,855
	Deere & Co.	2,507,400	103,455
	Pentair, Inc.	3,664,900	97,633
	Lockheed Martin Corp.	1,087,300	85,386
	Waste Management, Inc.	2,002,000	53,394
	Dover Corp.	1,526,900	46,998
	Northrop Grumman Corp.	537,500	25,988
	Cooper Industries, Inc.
	Class A	423,615	13,890
			668,074
Information Technology (12.3%)
*	Cisco Systems, Inc.	10,983,200	212,195
*,3	Arrow Electronics, Inc.	8,559,750	194,649
	Corning, Inc.	11,861,800	173,420
	Microsoft Corp.	6,447,800	130,632
	Applied Materials, Inc.	8,830,900	107,825
	Hewlett-Packard Co.	2,125,800	76,486
*	Flextronics
	International Ltd.	17,088,700	66,304
	Accenture Ltd.	2,025,000	59,596
	Texas Instruments, Inc.	2,866,800	51,774
*	Western Digital Corp.	1,825,000	42,924
	Nokia Corp. ADR	2,875,000	40,653
	Motorola, Inc.	7,192,900	39,777
*	Symantec Corp.	2,050,000	35,363
	Tyco Electronics Ltd.	1,805,165	31,482
*	SAIC, Inc.	1,149,600	20,808
	International Business
	Machines Corp.	163,300	16,854
^	LM Ericsson Telephone
	Co. ADR Class B	1,315,700	11,223
			1,311,965
Materials (4.6%)
*	Owens-Illinois, Inc.	4,394,200	107,175
	Celanese Corp. Series A	4,006,650	83,499
	Rexam PLC	13,685,916	63,394
	Agrium, Inc.	1,390,800	59,832
	Syngenta AG ADR	1,095,600	46,727
	Companhia Vale do
	Rio Doce ADR	2,584,800	42,675
	Yara International ASA	1,141,800	30,601
	The Mosaic Co.	670,800	27,134
	Eastman Chemical Co.	446,000	17,697
	E.I. du Pont de
	Nemours & Co.	300,000	8,370
			487,104
Telecommunication Services (2.9%)
	AT&T Inc.	7,905,717	202,545
*	Sprint Nextel Corp.	11,690,398	50,970
	Verizon
	Communications Inc.	1,302,000	39,503
	Vodafone Group PLC ADR	902,200	16,555
			309,573
Utilities (1.6%)
	PG&E Corp.	1,089,600	40,446
	Northeast Utilities	1,825,400	38,370
	American Electric

Power Co., Inc.	1,055,300	27,839
Alliant Energy Corp.	657,700	14,706

14

Windsor Fund

			Market
			Value•
		Shares	($000)
	TECO Energy, Inc.	1,376,330	14,575
	Edison International	500,000	14,255
*	Reliant Energy, Inc.	2,110,942	10,470
	NiSource, Inc.	779,600	8,568
			169,229
Total Common Stocks
(Cost $12,089,391)			10,270,088
Temporary Cash Investments (3.5%)[1]
Money Market Fund (2.3%)
5,6	Vanguard Market
	Liquidity Fund, 0.355%	250,892,339	250,892

		Face
		Amount
		($000)
Repurchase Agreement (0.9%)
	Bank of America, N.A.
	0.180%, 5/1/09 (Dated
	4/30/09, Repurchase
	Value $92,600,000,
	collateralized by Federal
	National Mortgage
	Assn. 5.000%, 6/1/35)	92,600	92,600

U.S. Government and Agency Obligations (0.3%)
7,8	Federal Home Loan Bank,
	0.451%, 5/26/09	5,000	5,000
7,8	Federal Home Loan
	Mortgage Corp.,
	0.597%, 8/24/09	30,000	29,983
			34,983
Total Temporary Cash Investments
(Cost $378,434)			378,475
Total Investments (99.9%)
(Cost $12,467,825)			10,648,563
Other Assets and Liabilities (0.1%)
Other Assets			232,296
Liabilities[6]			(222,817)
			9,479
Net Assets (100%)			10,658,042

At April 30, 2009, net assets consisted of:
			Amount
			($000)
Paid-in Capital			17,114,042
Undistributed Net Investment Income			34,327
Accumulated Net Realized Losses			(4,694,723)
Unrealized Appreciation (Depreciation)
Investment Securities			(1,819,262)
Futures Contracts			23,657
Foreign Currencies			1
Net Assets			10,658,042

Investor Shares—Net Assets
Applicable to 694,092,046 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,385,974
Net Asset Value Per Share—
Investor Shares	$9.20

Admiral Shares—Net Assets
Applicable to 137,608,861 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,272,068
Net Asset Value Per Share—
Admiral Shares	$31.05

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $83,986,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.4%, respectively, of net assets.

2 Restricted security represents 1.7% of net assets.

3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Includes $91,775,000 of collateral received for securities on loan.

7 Securities with a value of $34,983,000 have been segregated as initial margin for open futures contracts.

8 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends[1,2]	137,301
Interest[2]	1,970
Security Lending	600
Total Income	139,871
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,285
Performance Adjustment	(3,711)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,854
Management and Administrative—Admiral Shares	2,197
Marketing and Distribution—Investor Shares	1,081
Marketing and Distribution—Admiral Shares	645
Custodian Fees	87
Shareholders’ Reports—Investor Shares	63
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	9
Total Expenses	13,515
Expenses Paid Indirectly	(689)
Net Expenses	12,826
Net Investment Income	127,045
Realized Net Gain (Loss)
Investment Securities Sold[2]	(2,243,068)
Futures Contracts	(70,882)
Foreign Currencies	968
Realized Net Gain (Loss)	(2,312,982)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,838,245
Futures Contracts	49,009
Foreign Currencies	(530)
Change in Unrealized Appreciation (Depreciation)	1,886,724
Net Increase (Decrease) in Net Assets Resulting from Operations	(299,213)

1 Dividends are net of foreign withholding taxes of $2,373,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,441,000, $1,441,000, and ($91,131,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	127,045	361,217
Realized Net Gain (Loss)	(2,312,982)	(2,377,257)
Change in Unrealized Appreciation (Depreciation)	1,886,724	(7,824,625)
Net Increase (Decrease) in Net Assets Resulting from Operations	(299,213)	(9,840,665)
Distributions
Net Investment Income
Investor Shares	(89,145)	(218,586)
Admiral Shares	(61,124)	(157,337)
Realized Capital Gain[1]
Investor Shares	—	(1,480,134)
Admiral Shares	—	(995,876)
Total Distributions	(150,269)	(2,851,933)
Capital Share Transactions
Investor Shares	(396,589)	137,492
Admiral Shares	(260,338)	60,195
Net Increase (Decrease) from Capital Share Transactions	(656,927)	197,687
Total Increase (Decrease)	(1,106,409)	(12,494,911)
Net Assets
Beginning of Period	11,764,451	24,259,362
End of Period[2]	10,658,042	11,764,451

1	Includes fiscal 2008 short-term gain distributions totaling $223,640,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $34,327,000 and $56,583,000. See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Financial Highlights

Investor Shares
	Six
	Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$9.51	$19.52	$19.27	$17.81	$16.75	$15.23
Investment Operations
Net Investment Income	.107	.279	.298	.277	.265[1]	.214
Net Realized and Unrealized Gain (Loss)
on Investments	(.295)	(7.985)	1.782	3.007	1.163	1.501
Total from Investment Operations	(.188)	(7.706)	2.080	3.284	1.428	1.715
Distributions
Dividends from Net Investment Income	(.122)	(.289)	(.301)	(.265)	(.280)	(.195)
Distributions from Realized Capital Gains	—	(2.015)	(1.529)	(1.559)	(.088)	—
Total Distributions	(.122)	(2.304)	(1.830)	(1.824)	(.368)	(.195)
Net Asset Value, End of Period	$9.20	$9.51	$19.52	$19.27	$17.81	$16.75

Total Return[2]	–1.89%	–43.88%	11.24%	19.72%	8.54%	11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,386	$7,041	$14,490	$14,140	$12,871	$15,130
Ratio of Total Expenses to
Average Net Assets[3]	0.32%[4]	0.30%	0.31%	0.36%	0.37%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.45%[4]	1.91%	1.50%	1.50%	1.47%[1]	1.32%
Portfolio Turnover Rate	54%[4]	55%	40%	38%	32%	28%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.03%), (0.01%), 0.02%, 0.04%, and 0.04%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Admiral Shares
	Six
	Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$32.08	$65.90	$65.04	$60.12	$56.56	$51.41
Investment Operations
Net Investment Income	.375	.999	1.085	1.000	.968[1]	.787
Net Realized and Unrealized Gain (Loss)
on Investments	(.968)	(26.974)	6.019	10.150	3.896	5.082
Total from Investment Operations	(.593)	(25.975)	7.104	11.150	4.864	5.869
Distributions
Dividends from Net Investment Income	(.437)	(1.047)	(1.085)	(.970)	(1.007)	(.719)
Distributions from Realized Capital Gains	—	(6.798)	(5.159)	(5.260)	(.297)	—
Total Distributions	(.437)	(7.845)	(6.244)	(6.230)	(1.304)	(.719)
Net Asset Value, End of Period	$31.05	$32.08	$65.90	$65.04	$60.12	$56.56

Total Return	–1.76%	–43.85%	11.38%	19.85%	8.62%	11.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,272	$4,723	$9,770	$8,987	$7,551	$4,195
Ratio of Total Expenses to
Average Net Assets[2]	0.20%[3]	0.17%	0.19%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.57%[3]	2.04%	1.62%	1.61%	1.57%[1]	1.43%
Portfolio Turnover Rate	54%[3]	55%	40%	38%	32%	28%

1

Net investment income per share and the ratio of net investment income to average net assets include $.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2	Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.03%), (0.01%), 0.02%, 0.04% and 0.04%.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

20

Windsor Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP and AllianceBernstein L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for AllianceBernstein L.P., the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a decrease of $3,711,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $2,519,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

Windsor Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2009, these arrangements reduced the fund’s expenses by $689,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2008, the fund had available realized losses of $2,383,312,000 to offset future net capital gains through October 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31,2009; should the fund realize net capital losses for the year, the losses will be added to the loss carry forward balance above.

During the six months ended April 30, 2009, the fund realized net foreign currency gains of $968,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2009, the cost of investment securities for tax purposes was $12,467,781,000. Net unrealized depreciation of investment securities for tax purposes was $1,819,218,000, consisting of unrealized gains of $973,932,000 on securities that had risen in value since their purchase and $2,793,150,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2009, the aggregate settlement value of open futures contracts expiring in December 2009 and the related unrealized appreciation (depreciation) were:

		($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	579	125,932	22,098
E-mini S&P 500 Index	1,991	86,609	(91)
S&P MidCap 400 Index	28	7,840	1,541
E-mini S&P MidCap 400 Index	64	3,584	109

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Windsor Fund

F. During the six months ended April 30, 2009, the fund purchased $2,682,764,000 of investment securities and sold $3,394,343,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2009		October 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	449,522	55,212	1,320,658	96,832
Issued in Lieu of Cash Distributions	86,967	10,066	1,656,282	108,083
Redeemed	(933,078)	(111,906)	(2,839,448)	(206,467)
Net Increase (Decrease)—Investor Shares	(396,589)	(46,628)	137,492	(1,552)
Admiral Shares
Issued	143,820	5,030	397,018	8,532
Issued in Lieu of Cash Distributions	55,436	1,902	1,059,372	20,503
Redeemed	(459,594)	(16,534)	(1,396,195)	(30,080)
Net Increase (Decrease)—Admiral Shares	(260,338)	(9,602)	60,195	(1,045)

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2008		Proceeds from		April 30, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics, Inc.	148,768	12,945	10,782	—	194,649
Delta Air Lines Inc.	318,614	6,072	59,983	—	NA1
MDC Holdings, Inc.	93,126	23,917	5,545	1,529	114,562
	560,508			1,529	309,211
1 Not applicable because at April 30, 2009, the security is still held but the issuer is no longer an affiliated company of the fund.

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

23

Windsor Fund

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	10,029,156	23,657
Level 2—Other significant observable inputs	442,489	—
Level 3—Significant unobservable inputs	176,918	—
Total	10,648,563	23,657

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2009:

Investments
in Securities
Amount valued based on Level 3 Inputs	($000)
Balance as of October 31, 2008	94,849
Change in Unrealized Appreciation (Depreciation)	82,069
Balance as of April 30, 2009	176,918

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$981.06	$1.57
Admiral Shares	1,000.00	982.40	0.98
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.21	$1.61
Admiral Shares	1,000.00	1,023.80	1.00

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and AllianceBernstein L.P. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in out-of-favor stocks that offer the combination of attractive valuation and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage Wellington Management’s deep Boston-based industry research capabilities. The firm has advised the fund since its inception in 1958.

AllianceBernstein L.P. AllianceBernstein is a global asset management firm. AllianceBernstein provides diversified, global investment management services that include growth and value equities, blend strategies, and fixed income services to clients worldwide. The investment team employs a bottom-up, research-driven, value-based equity investment philosophy. It relies on deep investment research resources to identify companies and industries that may be undergoing stress. It seeks to exploit mispricings created by investor overreaction, with a proprietary dividend discount model used as the primary valuation tool. The resulting portfolio has specific risk and return expectations compared with the Russell 1000 Value Index. AllianceBernstein has advised a portion of the fund since 1999.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and its peer funds. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

27

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increases.

The board will consider whether to renew the advisory agreements again after a one-year period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

29

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Chairman and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008)

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

Direct Investor Account Services > 800-662-2739	You can obtain a free copy of Vanguard’s proxy
voting guidelines by visiting our website,
Institutional Investor Services > 800-523-1036	www.vanguard.com, and searching for
“proxy voting guidelines,” or by calling Vanguard at
Text Telephone for People	800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
CFA® is a trademark owned by CFA Institute.	at the SEC’s Public Reference Room in Washington,
D.C. To find out more about this public service, call
the SEC at 202-551-8090. Information about your
fund is also available on the SEC’s website, and
you can receive copies of this information, for a fee,
by sending a request in either of two ways:
via e-mail addressed to publicinfo@sec.gov or
via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062009

Vanguard Windsor™ II Fund Semiannual Report

April 30, 2009

>

Vanguard Windsor II Fund returned about –9% for the six months ended April 30, 2009. The fund’s return was weak, but significantly better than the return of its benchmark index and ahead of its peer-group average.

>	Four of the ten sectors in which the fund is invested posted positive returns.
>	The fund’s industrial, health care, and information technology stocks helped its performance relative to that of its benchmark.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	28
Trustees Approve Advisory Arrangements	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Windsor II Fund
Investor Shares	VWNFX	–9.40%
Admiral™ Shares[1]	VWNAX	–9.34
Russell 1000 Value Index		–13.27
Average Large-Cap Value Fund[2]		–10.05

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$20.56	$18.24	$0.391	$0.000
Admiral Shares	36.51	32.39	0.716	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the six months ended April 30, 2009, Vanguard Windsor II Fund returned about –9%. While the fund’s return was disappointing, it was well ahead of the return of its benchmark, the Russell 1000 Value Index, and the average return of large-capitalization value funds.

The uptick in the stock market during the final two months helped offset some of the fund’s decline at the start of the period. Over the full six months, the fund posted positive returns in four of ten industry sectors. Compared with the benchmark, the industrials and health care sectors were the fund’s strongest performers while consumer discretionary, consumer staples, and telecommunication services were its weakest.

Volatile six months ends amid signs of hope

For the six months ended April 30, the broad U.S. stock market returned about –7%, while international stocks posted a positive return of about 1%. Although final results were far from impressive, they showed significant improvement from the beginning of the period and indeed from much of the past 18 months.

Through the first four months of the period, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April, with the U.S. stock market recording its biggest monthly gain since 1991.

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector—both in the United States and overseas—suggested that the road ahead could be bumpy.

Investor confidence boosted weakest bonds

The period was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market provided a boost to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to

Market Barometer
		Total Returns
	Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–7.39%	–35.30%	–2.32%
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86
MSCI All Country World Index ex USA (International)	1.31	–42.32	3.02

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

modest improvements in the credit market, but that conditions overall remained weak.

The fund’s strong stock selection helped to temper its losses

Vanguard Windsor II Fund seeks to invest in seemingly bargain-priced stocks with strong fundamentals and the potential to provide long-term growth and income. During a tough time for value-oriented equities, the fund managed both to identify some of the market’s stronger performers and to avoid some of the worst pitfalls.

During the six months, Windsor II’s edge relative to its benchmark was largely influenced by its choices among industrial, health care, and information technology stocks. In industrials, for example, the fund held electrical equipment and machinery companies that posted gains and limited its exposure to General Electric, the sector heavyweight that was battered by the credit crisis.

In health care, the fund did much better than the index by focusing on big pharmaceutical companies that benefited both from their financial strength and from a flurry of takeover activity. In information technology, the fund’s heavy investment in companies with large cash positions and seemingly bright earnings prospects added up to a positive six-month return and a big boost relative to the index, which has a much smaller weighting in tech stocks.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Value Fund
Windsor II Fund	0.39%	0.29%	1.25%

1The fund expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the fund’s annualized expense ratios were 0.40% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Compared with its benchmark, Windsor II’s weak spots included its investments in the consumer-related sectors and telecommunication services. The fund managed to limit its exposure to the troubled financial sector, but nevertheless held some of the group’s poorest performers, primarily in the banking and consumer-finance industries.

A long-term focus is prudent regardless of market conditions

Following more than a year-and-a-half of brutal conditions in the stock market, there have been subtle signs of a rebound. However, it is too early to say whether the worst is over.

As always, a long-term perspective is important regardless of the market’s short-term performance. It is counterproductive to try to “time” the market. At Vanguard, we counsel investors to hold a diversified mix of stock, bond, and money market funds that is consistent with their long-term goals, time horizon, and risk tolerance.

Of course, we have seen that even the most balanced portfolios aren’t immune to the sort of difficult market conditions we have experienced for some time now. Still, we believe that broad diversification among and within asset classes represents the right long-term policy and can position you to weather the occasional storm while helping you to benefit from a return to better times. Vanguard Windsor II Fund, with its large-cap, value-oriented stocks, can play an important role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 12, 2009

Advisors’ Report

For the six months ended April 30, 2009, Vanguard Windsor II Fund returned about –9%. Your fund is managed by five advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and dollar amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors also have provided a discussion of the investment environment that existed during the fiscal half-year and of how portfolio positioning reflects this assessment. These comments were prepared on May 18, 2009.

Barrow, Hanley, Mewhinney &

Strauss, Inc.

Portfolio Manager:

James P. Barrow, Founding Partner

The past six months have been horrible. No wonder the consumer confidence measures have reached new lows.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	66	17,903	Conducts fundamental research on individual
& Strauss, Inc.			stocks exhibiting traditional value
			characteristics: price/earnings and
			price/book ratios below the broad market
			average and dividend yields above the
			broad market average.
Lazard Asset Management LLC	18	4,906	Employs a relative-value approach that seeks a
			combination of attractive valuation and high
			financial productivity. The process is
			research-driven, relying upon bottom-up
			stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley	5	1,335	Uses a disciplined investment approach,
Capital Management, LLC			focusing on such investment parameters
			as a company’s tangible assets, sustainable
			cash flow, and potential for improving
			business performance.
Armstrong Shaw Associates Inc.	4	1,185	Uses a bottom-up approach, employing
			fundamental and qualitative criteria to
			identify individual companies for potential
			investment.
Vanguard Quantitative	4	1,095	Employs a quantitative fundamental
			management approach, using models that
Equity Group			assess valuation, market sentiment, and
			earnings quality of companies versus their
			peers.
Cash Investments	3	905	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

Unemployment has exploded. Home prices in many places have collapsed. The general uncertainty of a new president, new congressional leaders, huge budget deficits, massive but ill-defined stimulus programs, and a widespread belief in the failure of the banking system are major contributors to the unprecedented volatility in financial markets. We are indeed fortunate that all equity and fixed income prices didn’t react more like the beleaguered financial issues. It was as if we were in uncharted waters at night.

Our sense is that the economy has bottomed, and we see small signs of hope and improvement. We feel that equities and bonds have made their lows and things will get better. The fourth quarter of 2009 should be the first up quarter for corporate earnings, in part because last year’s period was so depressed that the comparison is easy.

Our portfolio’s performance was adversely affected by our weighting and selection of several disastrous financial stocks, which we continue to hold as their prices rebound. Exposure to some non-U.S. issues didn’t help, as all world equity markets came under extreme pressure. Yes, in some places, it was worse.

What happens now? As previously stated, we feel the stimulus undertaken will be more than enough to get things moving again. Banks will be reluctant to lend but generally have sufficient capital to sustain loan losses, which should rise for another year, though the rate will slow. Borrowers who require significant leverage have a long-term problem. When permitted, some of the “bank bailout” funds will be repaid. Many smaller banks will close, although it is unlikely depositors will lose their money.

Consumers are reluctant to spend, so the savings rate will increase, a long-term plus, but this will slow the recovery. There is a large amount of cash on the sidelines that might make its way into permanent investments seeking higher returns rather than absolute safety. Earnings, which are as depressed as equity prices, should start to improve, allowing stocks to rise.

We plan to hold on to severely depressed issues, to reduce defensive holdings that have had good relative performance, and to add to our holdings among economically sensitive stocks.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The past six months were a period of significant volatility for U.S. equity markets. Stocks continued to decline into the new year, hitting new lows, amid further signs of a deepening recession; home prices continued to fall and labor markets deteriorated. The credit markets were under continued stress, as financial institutions remained wary of credit risk.

A constant flow of weak economic data, including a decline in GDP, rising unemployment, and a dramatic decline in industrial production, led to aggressive government intervention to forestall further deterioration of the economy. The stock market rally that began in March may be a sign of improving investor sentiment about the stabilization of the financial markets. However, the most recent rally was not enough to offset the earlier sharp declines in the equity markets.

The largest contributor to relative performance during the half-year was stock selection in the financial sector, particularly an underweight position in diversified financial firms. One of the portfolio’s largest holdings in the financial sector, JPMorgan Chase, outperformed during the period. We believe JPMorgan Chase is well positioned for a better operating environment because of its strong balance sheet, organic cash flows, operational flexibility, and market leadership position.

The portfolio also benefited from stock selection in the health care sector, as Wyeth rose sharply in the wake of a takeover offer from Pfizer. Conversely, stock selection in the consumer discretionary sector detracted from performance. Some of our retail holdings, such as Liz Claiborne and Brinker International, fell sharply amid one of the worst consumer spending environments in recent history. Both of these holdings were sold during the fourth quarter of 2008.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr.,

Chief Executive Officer

Sheldon J. Lieberman, Principal

A very difficult 2008 equity market was followed by the worst two-month start to a calendar year in stock market history. This trend reversed in early March, and better times continued through the end of April. Nascent signs of economic stability combined with massive liquidity and compelling valuation set the stage for the rally. Despite the positive turnaround, the end result of the rollercoaster ride was a double-digit decline for the Russell 1000 Value Index for the six months ended April 30. Fear remains prevalent in the market, but supportive government action, combined with corporate earnings and economic activity that were “less bad” than many expected, appears to have eased nerves somewhat.

As fear diminishes, the marketplace should refocus on the things that have driven stock prices throughout history: companies’ underlying fundamentals. We do not pretend to know whether the recent reversal is the turnaround we are looking for or just a head fake. What we do know is that a market that is not driven by fear would be much more conducive to our investment style.

Our stock selection was the primary contributor to our performance for the period, particularly in the industrial and health care sectors. Among our best holdings in the industrial sector were PACCAR, Cummins, and Boeing. Within health care, Schering Plough’s returns jumped following the announcement of its merger with Merck in early March. Rohm and Haas was a positive standout as Dow Chemical eventually agreed to the original terms of its acquisition of the company, which boosted its share price. On the negative side, Bank of America, KeyCorp, and Citigroup detracted the most from performance. Our lack of exposure to telecommunications also compromised relative performance.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and

Chief Investment Officer

While we are clearly in a global recession, we believe that the unprecedented policy actions taken by the United States and foreign governments have started to help stabilize the financial system and the economy. The 20% rally over the past two months seems to indicate that the market has found a bottom and that it has already discounted a lot of bad news. Our portfolio benefited from being overweighted in technology, the best-performing sector in the index, and also from being underweighted in financials, the index’s worst-performing sector. Finally, stock selection in the financial, industrial, and consumer discretionary sectors helped our relative performance.

The portfolio had positive returns in three sectors: materials, consumer discretionary, and information technology. Within materials, Praxair, an industrial gas company, benefited from its highly visible business model, in which half of its profit is derived from recurring revenue. Wyndham, a consumer discretionary holding, rebounded from distressed levels on better-than-expected operating results. Morgan Stanley was our top performer, rising from very depressed levels primarily because of improved market confidence in its balance sheet. Weak relative returns in energy and health care detracted from performance. Our energy holdings declined in value as investors flocked to less-commodity-sensitive names in the sector.

Given the sharp sell-off in the market, we took the opportunity to continue upgrading the quality of the portfolio. Our purchases of Nike, ITT, Praxair, Thermo Fisher, and ABB highlight the opportunity to buy high-quality businesses whose valuations were previously out of reach. These companies’ stocks are selling at historically low multiples. They are industry leaders with strong balance sheets and cash flow, and their stocks should benefit from an eventual market recovery. We believe that our portfolio of high-quality companies trading at 10.6x next year’s earnings offers compelling value and significant upside over the next few years.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

The attractively valued, high-quality stocks we prefer underperformed the market during the last six months. Partly this reflects the fact that financial firms, which have been at the center of the storm in the markets, are usually value stocks, and they have pulled down the overall averages. But after adjusting for that effect, the more-attractively valued stocks in all industries suffered relative to the benchmark.

Nonetheless, we feel that emphasizing a firm’s value, market sentiment, and quality will eventually be successful. We base our view both on judgment and on empirical evidence. In our judgment, although the market is relatively effective in assigning prices to stocks, investors as a group can still overreact to new information. This overreaction can cause prices to diverge a bit from “true” or “fair” value, providing opportunities to profit from these discrepancies.

We identify potentially attractive stocks by looking at multiple signals. Market participants send some signals, such as measures of relative performance or changes in analysts’ opinions. Company management sends other signals, such as changes in capital spending or dividends. Finally, we employ valuation signals, such as price/earnings ratios and yield.

Our best performance for the period was in autos, where our position in Ford was quite successful. We also added value in media, with Interpublic Group, and in consumer durables.

Our least successful sectors were financials and energy, where Suntrust Banks and Devon Energy pulled down our performance.

During the past six months, investors seemed more preoccupied with whether they wanted exposure to stock market risk rather than with the relative attractiveness of individual equities. When the market rebounds, we feel that investors will reward a portfolio that reflects attractive valuations, earnings quality, and growth characteristics.

Windsor II Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	257	642	4,460
Median Market Cap	$34.2B	$29.1B	$23.4B
Price/Earnings Ratio	14.0x	17.2x	16.9x
Price/Book Ratio	1.8x	1.4x	1.9x
Yield[3]		3.0%	2.4%
Investor Shares	2.8%
Admiral Shares	2.9%
Return on Equity	20.0%	17.7%	20.0%
Earnings Growth Rate	12.0%	8.1%	14.8%
Foreign Holdings	5.5%	0.0%	0.0%
Turnover Rate[4]	43%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.39%
Admiral Shares	0.29%
Short-Term Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.2%	9.7%	10.2%
Consumer Staples	11.5	9.4	10.5
Energy	9.9	16.5	11.9
Financials	13.3	22.3	14.1
Health Care	14.4	13.0	13.2
Industrials	13.9	8.4	10.7
Information Technology	15.5	3.5	18.3
Materials	2.4	3.7	3.7
Telecommunication
Services	5.3	6.8	3.4
Utilities	6.6	6.7	4.0

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.95
Beta	0.96	0.98

Ten Largest Holdings[7] (% of total net assets)

International Business Machines Corp.	computer hardware	3.4%
JPMorgan Chase & Co.	diversified financial services	3.1
Wyeth	pharmaceuticals	2.8
Bristol-Myers Squibb Co.	pharmaceuticals	2.7
AT&T Inc.	integrated telecommunication services	2.7
Microsoft Corp.	systems software	2.6
Hewlett-Packard Co.	computer hardware	2.4
Verizon Communications Inc.	integrated telecommunication services	2.4
Philip Morris International Inc.	tobacco	2.3
Imperial Tobacco Group ADR	tobacco	2.3
Top Ten		26.7%

Investment Focus

1	Russell 1000 Value Index.
2	Dow Jones U.S. Total Stock Market Index.
3	30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4	Annualized.
5

The expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the fund’s annualized expense ratio was 0.40% for Investor Shares and 0.30% for Admiral Shares.

6	For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7	The holdings listed exclude any temporary cash investments and equity index futures.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1998–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	6/24/1985	–37.93%	–4.24%	–0.51%
Admiral Shares	5/14/2001	–37.85	–4.14	–1.93[3]

1 Six months ended April 30, 2009.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.4%)[1]
Consumer Discretionary (6.8%)
	Carnival Corp.	17,458,900	469,295
	Comcast Corp. Special
	Class A	16,230,840	238,269
2	Wyndham
	Worldwide Corp.	18,729,069	218,756
	Sherwin-Williams Co.	3,130,800	177,329
2	Service Corp.
	International	25,080,100	113,613
	CBS Corp.	14,723,600	103,654
	The Gap, Inc.	6,518,600	101,299
	Lowe’s Cos., Inc.	3,730,700	80,210
*	Starbucks Corp.	4,819,400	69,689
	Mattel, Inc.	3,914,100	58,555
	Home Depot, Inc.	1,962,629	51,656
	J.C. Penney Co., Inc.
	(Holding Co.)	1,186,600	36,417
	Tiffany & Co.	843,000	24,396
*	Interpublic Group
	of Cos., Inc.	3,683,000	23,056
	The Walt Disney Co.	481,200	10,538
*	Ford Motor Co.	1,745,000	10,435
	NIKE, Inc. Class B	189,340	9,935
	Limited Brands, Inc.	694,500	7,931
*	DISH Network Corp.	458,100	6,070
	Black & Decker Corp.	140,300	5,654
	News Corp., Class A	503,758	4,161
	H & R Block, Inc.	274,500	4,156
	WABCO Holdings Inc.	250,107	3,999
	Pulte Homes, Inc.	336,000	3,867
	Ross Stores, Inc.	93,000	3,528
	Darden Restaurants Inc.	93,000	3,438
	D. R. Horton, Inc.	224,400	2,928
*	Time Warner Inc.	94,799	2,070
*	Liberty Media Corp.	82,600	2,011
	KB Home	38,000	687
	Whirlpool Corp.	900	41
			1,847,643
Consumer Staples (10.9%)
	Philip Morris

	International Inc.	17,476,000	632,631
	Imperial Tobacco Group
	ADR	13,840,000	629,028
	Diageo PLC ADR	8,768,500	419,573
	Altria Group, Inc.	15,319,599	250,169
	Kraft Foods Inc.	8,759,231	204,966
	Molson Coors
	Brewing Co. Class B	3,036,400	116,142
	CVS Caremark Corp.	3,476,680	110,489
	Walgreen Co.	3,070,200	96,496
	The Coca-Cola Co.	2,208,099	95,059
	Kimberly-Clark Corp.	1,712,277	84,141
	Reynolds American Inc.	1,601,500	60,825
	Kellogg Co.	1,193,900	50,275
	The Kroger Co.	2,262,200	48,909
	The Procter & Gamble Co.	865,356	42,783
	Safeway, Inc.	1,876,800	37,067
	Campbell Soup Co.	1,051,800	27,052
	Lorillard, Inc.	356,300	22,493
	Unilever PLC ADR	971,700	18,909
	Wal-Mart Stores, Inc.	198,900	10,025
	Archer-Daniels-Midland Co.	366,400	9,021
	H.J. Heinz Co.	154,000	5,301
	ConAgra Foods, Inc.	207,756	3,677
	PepsiAmericas, Inc.	17,700	435
			2,975,466
Energy (9.2%)
	Occidental
	Petroleum Corp.	10,993,800	618,841
	ConocoPhillips Co.	13,161,757	539,632
2	Spectra Energy Corp.	32,337,100	468,888
	ExxonMobil Corp.	3,552,594	236,851
	Chevron Corp.	2,307,129	152,501
	Apache Corp.	1,370,370	99,845
	Marathon Oil Corp.	2,156,700	64,054
	BJ Services Co.	4,611,300	64,051
	Royal Dutch Shell
	PLC ADR Class B	1,253,800	57,048

Windsor II Fund

			Market
			Value•
		Shares	($000)
	EOG Resources, Inc.	743,700	47,210
	Devon Energy Corp.	776,202	40,246
	Massey Energy Co.	2,025,300	32,223
	Hess Corp.	555,800	30,452
	El Paso Corp.	4,088,850	28,213
	Anadarko Petroleum Corp.	253,600	10,920
*	Pride International, Inc.	273,400	6,206
	Peabody Energy Corp.	217,200	5,732
	Valero Energy Corp.	271,100	5,379
*	National Oilwell Varco Inc.	133,659	4,047
	Tesoro Corp.	230,656	3,518
	ENSCO International, Inc.	65,100	1,841
	Sunoco, Inc.	58,100	1,540
	Chesapeake Energy Corp.	67,100	1,323
	Murphy Oil Corp.	12,500	596
			2,521,157
Exchange-Traded Funds (0.8%)
3	Vanguard Total Stock
	Market ETF	3,197,800	140,319
3	Vanguard Value ETF	2,511,200	94,396
			234,715
Financials (12.6%)
	JPMorgan Chase & Co.	25,325,250	835,733
	Wells Fargo & Co.	28,576,392	571,814
	American Express Co.	16,854,800	425,078
	Bank of America Corp.	27,313,117	243,906
	Capital One
	Financial Corp.	9,780,100	163,719
	XL Capital Ltd. Class A	15,194,000	144,495
*	SLM Corp.	21,128,300	102,050
^	Citigroup Inc.	25,711,593	78,420
	The Travelers Cos., Inc.	1,875,700	77,166
	PNC Financial
	Services Group	1,852,723	73,553
	The Allstate Corp.	3,083,757	71,944
	Ameriprise Financial, Inc.	2,675,200	70,492
	MetLife, Inc.	2,263,386	67,336
	Public Storage, Inc. REIT	965,529	64,555
	PartnerRe Ltd.	856,500	58,405
	Marsh & McLennan
	Cos., Inc.	1,832,945	38,657
	Bank of New York
	Mellon Corp.	1,513,900	38,574
	The Goldman Sachs
	Group, Inc.	263,116	33,810
	ACE Ltd.	717,080	33,215
	Morgan Stanley	1,372,685	32,450
	Charles Schwab Corp.	1,575,600	29,117
	Hudson City Bancorp, Inc.	2,195,200	27,572
	KeyCorp	2,460,382	15,131
	Citigroup Inc. Pfd.	806,447	14,339
	U.S. Bancorp	735,269	13,397
	BB&T Corp.	424,340	9,904
	Prudential Financial, Inc.	342,200	9,883
	The Chubb Corp.	241,680	9,413

	Comerica, Inc.	437,500	9,179
	Unum Group	497,700	8,132
	Progressive Corp. of Ohio	505,700	7,727
	New York Community
	Bancorp, Inc.	609,800	6,897
	State Street Corp.	177,200	6,048
	Vornado Realty Trust REIT	91,254	4,461
	Genworth Financial Inc.	1,742,500	4,112
	Torchmark Corp.	137,500	4,033
	Simon Property Group, Inc.
	REIT	68,353	3,527
	SunTrust Banks, Inc.	241,000	3,480
	Host Hotels & Resorts Inc.
	REIT	431,699	3,320
	Assurant, Inc.	109,952	2,687
	Nationwide Health
	Properties, Inc. REIT	100,900	2,491
	Federated Investors, Inc.	106,200	2,430
*	Conseco, Inc.	1,515,500	2,425
	Duke Realty Corp. REIT	244,800	2,392
*,^	The St. Joe Co.	89,100	2,217
	Health Care Inc. REIT	61,900	2,109
	Aon Corp.	46,300	1,954
	Hospitality Properties Trust
	REIT	148,100	1,813
	American Financial
	Group, Inc.	101,956	1,792
	M & T Bank Corp.	29,700	1,558
	Annaly Capital
	Management Inc. REIT	85,600	1,204
	CapitalSource Inc. REIT	329,000	1,017
	Northern Trust Corp.	15,200	826
9	Washington Mutual Inc.	5,856,328	641
	Equity Residential REIT	27,000	618
	HCP, Inc. REIT	22,900	503
	First Horizon National Corp.	40,100	462
	Raymond James
	Financial, Inc.	29,400	461
	Boston Properties, Inc. REIT	8,600	425
			3,445,069
Health Care (13.7%)
	Wyeth	18,348,600	777,981
	Bristol-Myers Squibb Co.	38,880,000	746,496
2	Quest Diagnostics, Inc.	10,246,800	525,968
	Pfizer Inc.	37,801,600	505,029
	Johnson & Johnson	5,560,820	291,165
*	WellPoint Inc.	5,105,100	218,294
	Baxter International, Inc.	3,345,300	162,247
	UnitedHealth Group Inc.	3,529,400	83,011
	Merck & Co., Inc.	3,049,300	73,915
	Medtronic, Inc.	1,837,700	58,806
*	Gilead Sciences, Inc.	1,250,400	57,268
	Schering-Plough Corp.	2,052,000	47,237
	Covidien Ltd.	1,195,277	39,420
*	Thermo Fisher
	Scientific, Inc.	998,300	35,020
	Abbott Laboratories	747,600	31,287

Windsor II Fund

			Market
			Value•
		Shares	($000)
*	Amgen Inc.	542,910	26,315
	Eli Lilly & Co.	648,200	21,339
*	Zimmer Holdings, Inc.	291,100	12,806
	AmerisourceBergen Corp.	156,500	5,265
*	Community Health
	Systems, Inc.	216,500	4,945
*	Mylan Inc.	350,200	4,640
*	Forest Laboratories, Inc.	186,400	4,043
	Omnicare, Inc.	84,900	2,183
			3,734,680
Industrials (13.3%)
	Honeywell
	International Inc.	18,093,700	564,704
2	Cooper Industries, Inc.
	Class A	16,669,800	546,603
	Illinois Tool Works, Inc.	16,025,700	525,643
	General Electric Co.	37,272,410	471,496
2	ITT Corp.	10,843,820	444,705
	Raytheon Co.	5,790,500	261,904
	United Parcel Service, Inc.	1,747,480	91,463
	Deere & Co.	1,536,900	63,412
	Dover Corp.	1,942,600	59,793
	Parker Hannifin Corp.	1,246,150	56,513
	United Technologies Corp.	1,119,800	54,691
	Republic Services, Inc.
	Class A	2,578,400	54,146
	Pitney Bowes, Inc.	2,021,300	49,603
	Union Pacific Corp.	992,300	48,762
*	Corrections Corp.
	of America	2,917,800	41,229
	Northrop Grumman Corp.	776,400	37,539
	Tyco International Ltd.	1,513,775	35,967
	FedEx Corp.	561,700	31,433
	ABB Ltd. ADR	2,108,280	29,980
	PACCAR, Inc.	786,900	27,888
	Rockwell Collins, Inc.	641,060	24,585
	CSX Corp.	745,130	22,048
	Cummins Inc.	504,800	17,163
	Embraer-Empresa
	Brasileira de Aeronautica
	SA ADR	933,200	15,137
*	Foster Wheeler AG	642,700	13,837
	Norfolk Southern Corp.	270,800	9,662
	Waste Management, Inc.	269,872	7,197
	Goodrich Corp.	161,500	7,151
	The Boeing Co.	171,300	6,861
*	Shaw Group, Inc.	167,300	5,610
	General Dynamics Corp.	60,900	3,147
			3,629,872
Information Technology (14.5%)
	International Business
	Machines Corp.	8,937,650	922,455
	Microsoft Corp.	35,231,700	713,794
	Hewlett-Packard Co.	18,369,750	660,944
	Intel Corp.	36,567,300	577,032
	Nokia Corp. ADR	21,845,800	308,900

*	Cisco Systems, Inc.	8,588,760	165,935
	Oracle Corp.	7,963,360	154,011
*	eBay Inc.	4,743,800	78,130
	Applied Materials, Inc.	6,390,600	78,029
*	Symantec Corp.	3,965,100	68,398
*	Google Inc.	147,400	58,366
	Analog Devices, Inc.	2,400,700	51,087
	CA, Inc.	2,889,428	49,843
	Tyco Electronics Ltd.	2,178,275	37,989
	Texas Instruments, Inc.	827,800	14,950
*	Alcatel-Lucent ADR	5,492,400	13,731
*	Computer Sciences Corp.	182,700	6,753
*	NCR Corp.	468,200	4,752
	Xilinx, Inc.	136,000	2,780
*	Lexmark International, Inc.	67,500	1,324
*	Ingram Micro, Inc. Class A	29,700	431
*	Synopsys, Inc.	18,800	410
			3,970,044
Materials (2.2%)
	E.I. du Pont de Nemours
	& Co.	11,274,500	314,558
	Air Products &
	Chemicals, Inc.	1,625,700	107,134
	Ball Corp.	2,246,463	84,737
	Praxair, Inc.	379,740	28,332
	Alcoa Inc.	2,194,000	19,899
	PPG Industries, Inc.	387,100	17,052
	FMC Corp.	133,600	6,510
	Dow Chemical Co.	370,600	5,930
	United States Steel Corp.	189,500	5,031
	Eastman Chemical Co.	102,200	4,055
	Cliffs Natural
	Resources Inc.	157,100	3,623
*	Pactiv Corp.	147,400	3,222
	Terra Industries, Inc.	18,643	494
	Celanese Corp. Series A	9,675	202
	Sonoco Products Co.	1,500	37
			600,816
Other (0.0%)
4	Miscellaneous Securities		2,145

Telecommunication Services (5.1%)
	AT&T Inc.	28,686,921	734,959
	Verizon
	Communications Inc.	21,388,454	648,926
	Qwest Communications
	International Inc.	590,600	2,297
	Windstream Corp.	248,300	2,061
*	Sprint Nextel Corp.	384,800	1,678
	Embarq Corp.	39,768	1,454
	CenturyTel, Inc.	48,600	1,319
	FairPoint
	Communications, Inc.	464,249	483
			1,393,177

Windsor II Fund

			Market
			Value•
		Shares	($000)
Utilities (6.3%)
	Dominion
	Resources, Inc.	12,849,300	387,535
	Duke Energy Corp.	24,025,400	331,791
	Entergy Corp.	3,882,600	251,476
2	CenterPoint Energy Inc.	22,451,300	238,882
	Constellation Energy
	Group, Inc.	8,558,900	206,098
	Exelon Corp.	3,144,035	145,034
	American Electric
	Power Co., Inc.	2,857,000	75,368
	FPL Group, Inc.	528,300	28,417
	Edison International	435,700	12,422
	Public Service Enterprise
	Group, Inc.	344,100	10,268
	Sempra Energy	195,100	8,978
	FirstEnergy Corp.	206,900	8,462
	UGI Corp. Holding Co.	272,000	6,240
	PG&E Corp.	148,400	5,509
	NiSource, Inc.	361,600	3,974
	CMS Energy Corp.	260,900	3,136
	Pepco Holdings, Inc.	145,400	1,737
	NSTAR	53,300	1,674
	Southern Co.	42,264	1,221
*	Dynegy, Inc.	251,000	447
			1,728,669
Total Common Stocks
(Cost $32,248,546)			26,083,453
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.8%)
5,6	Vanguard Market
	Liquidity Fund,
	0.355%	1,296,296,703	1,296,297

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
7,8	Federal Home Loan Mortgage Corp.,
	0.597%, 8/24/09	31,500	31,482
7,8	Federal National Mortgage Assn.,
	0.451%, 8/26/09	7,000	6,996
7,8	Federal Home Loan Mortgage Corp.,
	0.592%, 8/26/09	25,000	24,986
7,8	Federal Home Loan Bank,
	0.210%, 9/28/09	20,000	19,978
			83,442
Total Temporary Cash Investments
(Cost $1,379,661)			1,379,739

Total Investments (100.5%)
(Cost $33,628,207)	27,463,192
Other Assets and Liabilities (–0.5%)
Other Assets	228,271
Liabilities[6]	(362,924)
(134,653)
Net Assets (100%)	27,328,539

Windsor II Fund

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	38,524,118
Undistributed Net Investment Income	190,214
Accumulated Net Realized Losses	(5,331,938)
Unrealized Appreciation (Depreciation)
Investment Securities	(6,165,015)
Futures Contracts	111,160
Net Assets	27,328,539

Investor Shares—Net Assets
Applicable to 945,738,188 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,254,002
Net Asset Value Per Share—
Investor Shares	$18.24

Admiral Shares—Net Assets
Applicable to 311,069,506 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,074,537
Net Asset Value Per Share—
Admiral Shares	$32.39

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $76,785,000.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 2.5%, respectively, of net assets.

2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4

Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes $100,650,000 of collateral received for securities on loan.
7	The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
8	Securities with a value of $83,442,000 have been segregated as initial margin for open futures contracts.
9	Restricted security represents 0.0% of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Assets and Liabilities

As of April 30, 2009

Market Value
($000)
Assets
Investments in Securities, at Value	27,463,192
Receivables for Investment Securities Sold	137,704
Other Assets	90,567
Total Assets	27,691,463
Liabilities
Payables for Investment Securities Purchased	145,788
Security Lending Collateral Payable to Brokers	100,650
Other Liabilities	116,486
Total Liabilities	362,924
Net Assets	27,328,539

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends[1,2]	509,002
Interest[2]	6,120
Security Lending	2,201
Total Income	517,323
Expenses
Investment Advisory Fees—Note B
Basic Fee	19,043
Performance Adjustment	(968)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,460
Management and Administrative—Admiral Shares	5,962
Marketing and Distribution—Investor Shares	2,988
Marketing and Distribution—Admiral Shares	1,730
Custodian Fees	218
Shareholders’ Reports—Investor Shares	310
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	23
Total Expenses	47,786
Expenses Paid Indirectly	(1,917)
Net Expenses	45,869
Net Investment Income	471,454
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,534,619)
Futures Contracts	(153,943)
Realized Net Gain (Loss)	(1,688,562)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,866,231)
Futures Contracts	120,948
Change in Unrealized Appreciation (Depreciation)	(1,745,283)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,962,391)

1	Dividends are net of foreign withholding taxes of $2,135,000.
2	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $46,822,000, $5,591,000, and $44,078,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	471,454	1,184,198
Realized Net Gain (Loss)	(1,688,562)	(3,600,882)
Change in Unrealized Appreciation (Depreciation)	(1,745,283)	(17,372,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,962,391)	(19,789,375)
Distributions
Net Investment Income
Investor Shares	(367,113)	(736,648)
Admiral Shares	(223,586)	(463,178)
Realized Capital Gain[1]
Investor Shares	—	(3,062,841)
Admiral Shares	—	(1,864,749)
Total Distributions	(590,699)	(6,127,416)
Capital Share Transactions
Investor Shares	61,737	1,720,177
Admiral Shares	(191,634)	1,136,517
Net Increase (Decrease) from Capital Share Transactions	(129,897)	2,856,694
Total Increase (Decrease)	(3,682,987)	(23,060,097)
Net Assets
Beginning of Period	31,011,526	54,071,623
End of Period[2]	27,328,539	31,011,526

1 Includes fiscal 2008 short-term gain distributions totaling $731,863,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $190,214,000 and $309,459,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

Six Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$20.56	$37.84	$35.14	$31.61	$28.49	$24.61
Investment Operations
Net Investment Income	.315	.777	.803	.760	.650	.560
Net Realized and Unrealized Gain (Loss)
on Investments	(2.244)	(13.804)	4.145	4.368	3.100	3.870
Total from Investment Operations	(1.929)	(13.027)	4.948	5.128	3.750	4.430
Distributions
Dividends from Net Investment Income	(.391)	(.799)	(.790)	(.720)	(.630)	(.550)
Distributions from Realized Capital Gains	—	(3.454)	(1.458)	(.878)	—	—
Total Distributions	(.391)	(4.253)	(2.248)	(1.598)	(.630)	(.550)
Net Asset Value, End of Period	$18.24	$20.56	$37.84	$35.14	$31.61	$28.49

Total Return[1]	–9.40%	–38.02%	14.62%	16.85%	13.22%	18.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,254	$19,400	$33,821	$30,790	$28,199	$26,232
Ratio of Total Expenses to
Average Net Assets[2]	0.40%[3]	0.32%	0.33%	0.34%	0.35%	0.37%
Ratio of Net Investment Income to
Average Net Assets	3.50%[3]	2.66%	2.19%	2.28%	2.14%	2.07%
Portfolio Turnover Rate	43%[3]	37%	51%	34%	28%	22%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.01%, 0.01%, 0.01%, and 0.02%.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

Six Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.51	$67.18	$62.41	$56.13	$50.59	$43.69
Investment Operations
Net Investment Income	.574	1.431	1.491	1.402	1.224	1.043
Net Realized and Unrealized Gain (Loss)
on Investments	(3.978)	(24.497)	7.348	7.782	5.493	6.885
Total from Investment Operations	(3.404)	(23.066)	8.839	9.184	6.717	7.928
Distributions
Dividends from Net Investment Income	(.716)	(1.473)	(1.481)	(1.346)	(1.177)	(1.028)
Distributions from Realized Capital Gains	—	(6.131)	(2.588)	(1.558)	—	—
Total Distributions	(.716)	(7.604)	(4.069)	(2.904)	(1.177)	(1.028)
Net Asset Value, End of Period	$32.39	$36.51	$67.18	$62.41	$56.13	$50.59

Total Return	–9.34%	–37.94%	14.71%	17.01%	13.34%	18.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,075	$11,611	$20,250	$15,934	$11,992	$4,849
Ratio of Total Expenses to
Average Net Assets[1]	0.30%[2]	0.22%	0.23%	0.23%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.60%[2]	2.76%	2.29%	2.39%	2.25%	2.17%
Portfolio Turnover Rate	43%[2]	37%	51%	34%	28%	22%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.01%, 0.01%, 0.01%, and 0.02%.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Windsor II Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Armstrong Shaw Associates Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to May 1, 2006, and the new benchmark, the MSCI US Prime Market 750 Index, beginning May 1, 2006. The benchmark change was fully phased in as of April 2009. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance since January 31, 2007, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $247,000 for the six months ended April 30, 2009.

For the six months ended April 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $968,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $6,605,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Windsor II Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2009, these arrangements reduced the fund’s expenses by $1,917,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2008, the fund had available realized losses of $3,384,640,000 to offset future net capital gains through October 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2009, the cost of investment securities for tax purposes was $33,628,207,000. Net unrealized depreciation of investment securities for tax purposes was $6,165,015,000, consisting of unrealized gains of $3,076,336,000 on securities that had risen in value since their purchase and $9,241,351,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

		($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	2,365	514,388	95,634
E-mini S&P 500 Index	3,915	170,303	15,526

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2009, the fund purchased $5,587,857,000 of investment securities and sold $5,936,334,000 of investment securities, other than temporary cash investments.

Windsor II Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2009		October 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,356,917	77,948	3,499,635	123,646
Issued in Lieu of Cash Distributions	356,734	19,356	3,715,460	121,524
Redeemed	(1,651,914)	(94,968)	(5,494,918)	(195,573)
Net Increase (Decrease)—Investor Shares	61,737	2,336	1,720,177	49,597
Admiral Shares
Issued	592,184	18,947	2,041,071	39,062
Issued in Lieu of Cash Distributions	207,520	6,344	2,193,289	40,423
Redeemed	(991,338)	(32,240)	(3,097,843)	(62,881)
Net Increase (Decrease)—Admiral Shares	(191,634)	(6,949)	1,136,517	16,604

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2008		Proceeds From		April 30, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	215,552	45,703	7,896	7,069	238,882
Cooper Industries, Inc. Class A	393,823	106,367	1,194	7,456	546,603
ITT Corp.	406,361	68,719	—	3,839	444,705
Quest Diagnostics, Inc.	NA1	176,981	11,688	1,711	525,968
Service Corp. International	173,053	—	—	2,006	113,613
Sherwin-Williams Co.	402,433	—	219,248	3,082	NA2
Spectra Energy Corp.	625,076	—	—	16,169	468,888
Wyndham Worldwide Corp.	145,592	7,036	2,213	1,501	218,756
	2,361,890			42,833	2,557,415

1	Not applicable because at October 31, 2008, the issuer was not an affiliated company of the fund.
2	Not applicable because at April 30, 2009, the security was still held but the issuer was no longer an affiliated company of the fund.

Windsor II Fund

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	27,379,109	111,160
Level 2—Other significant observable inputs	84,083	—
Level 3—Significant unobservable inputs	—	—
Total	27,463,192	111,160

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$905.98	$1.89
Admiral Shares	1,000.00	906.57	1.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.81	$2.01
Admiral Shares	1,000.00	1,023.31	1.51

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, Inc.; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc; and the Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss, Inc. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed, and its professionals retain significant equity ownership. The firm has advised the fund since the fund’s inception in 1985.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios, price/book value ratios, and above-average current yields.

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. Lazard is a subsidiary of Lazard Freres & Co., LLC, and has advised a portion of the fund since 2007.

The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation.

Hotchkis and Wiley Capital Management, LLC. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. The firm has advised a portion of the fund since 2003.

Hotchkis and Wiley invests mainly in large-cap stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.

Armstrong Shaw Associates Inc. Founded in 1984, Armstrong Shaw is an employee-owned firm that manages a single large-cap value product. The firm has advised a portion of the fund since 2006.

Armstrong Shaw constructs a portfolio of large-cap stocks using a combination of fundamental and qualitative criteria to identify individual companies for potential investment. The firm’s disciplined, absolute value-based approach determines the intrinsic value of a company through analysis of its cash flow or an appraisal of its assets. Candidates for purchase are stocks selling at a substantial discount to this intrinsic value, from companies that have a sound business and capable management team.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer funds. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Barrow Hanley, Lazard, Hotchkis and Wiley, or Armstrong Shaw in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Lazard, Hotchkis and Wiley, and Armstrong Shaw. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Chairman and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008)

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from
Lipper Inc. or Morningstar, Inc., unless
otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy
Institutional Investor Services > 800-523-1036	voting guidelines by visiting our website,
www.vanguard.com, and searching
Text Telephone for People	for “proxy voting guidelines,” or by calling Vanguard
With Hearing Impairment > 800-952-3335	at 800-662-2739. The guidelines are available
from the SEC’s website, www.sec.gov. In
This material may be used in conjunction	addition, you may obtain a free report on how your
with the offering of shares of any Vanguard	fund voted the proxies for securities it owned during
fund only if preceded or accompanied by	the 12 months ended June 30. To get the report,
the fund’s current prospectus.	visit either www.vanguard.com or www.sec.gov.

CFA® is a trademark owned by CFA Institute.	You can review and copy information about your
fund at the SEC’s Public Reference
Room in Washington, D.C. To find out more about
this public service, call the SEC at 202-551-8090.
Information about your fund is also available on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request in either
of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to
the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference